Supplement to the
Fidelity® Disruptive Medicine ETF
September 29, 2026
Summary Prospectus

On October 14, 2026, the Board of Trustees of Fidelity Covington Trust (the "Board") approved a plan of liquidation for Fidelity® Disruptive Medicine ETF (the "fund"). Following Board approval, all or a portion of the fund will likely not be invested in accordance with its investment objective, and fund assets will be managed to provide for sufficient liquidity prior to liquidation. The fund is expected to liquidate on or about November 19, 2026 (the "Liquidation Date").
Suspension of Trading and Creation Orders. After the close of business on November 12, 2026, the fund will no longer accept creation orders. This is also expected to be the last day of trading of shares of the fund on the Nasdaq, Inc. ("Nasdaq"). Shareholders may sell their fund shares on Nasdaq until market close on November 12, 2026, at which point the fund's shares will no longer trade on Nasdaq. A sale of fund's shares will generally be taxable to shareholders who do not hold their shares through a tax-advantaged account. During the time between market close on November 12, 2026, and the Liquidation Date, shareholders will be unable to dispose of their shares on Nasdaq and there may not be a trading market for the fund's shares.
Liquidation of Assets. The fund will likely deviate from its investment objective and policies with respect to all or a portion of its assets as it prepares to liquidate and distribute its assets to its shareholders. It is anticipated that the fund's portfolio will be positioned into cash, cash equivalents or other liquid assets on or prior to the Liquidation Date. The liquidation of the fund's portfolio may result in portfolio transaction costs, which will be borne by the fund and its shareholders. In connection with the liquidation, all outstanding shares of the fund on the Liquidation Date will be automatically redeemed by the fund. Each shareholder of record of the fund on the Liquidation Date will receive proceeds equal to the aggregate net asset value of their full and fractional shares at the time of liquidation. The fund may or may not (depending on its circumstances) pay one or more distributions prior to the liquidation, which generally will be taxable to shareholders who do not hold their shares through a tax-advantaged account. Any income and net realized capital gains of the fund that are not distributed prior to the liquidation will be included in the proceeds that shareholders receive in the liquidation. The total proceeds received by a shareholder may be in an amount that is greater or less than the amount a shareholder might receive if they dispose of their shares on Nasdaq prior to market close on November 12, 2026. Unless shares of the fund are held in a tax-advantaged account, distribution of liquidation proceeds to shareholders may result in a taxable event for shareholders, depending on their individual circumstances. Any liquidation proceeds paid to shareholders should generally be treated as received in exchange for their shares and will therefore generally give rise to a capital gain or loss depending on their basis in the shares. Shareholders should consult their own tax advisors about any tax liability resulting from the receipt of liquidation proceeds and the tax consequences of the liquidation more generally.
DRM-SUSTK-1026-103 1.9910219.103	October 15, 2026